UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 16, 2022

EASTERN BANKSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-39610	84-4199750
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

265 Franklin Street			02110
Boston	,	MA
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (800) 327-8376
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EBC	Nasdaq Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

On May 16, 2022, Eastern Bankshares, Inc. (the “Company”) held its 2022 annual meeting of shareholders (the “Annual Meeting”). The shareholders of the Company considered and acted upon the following proposals at the Annual Meeting:

1. Election of Directors. By the vote reported below, the shareholders elected the following four nominees to serve as directors of the Company for a term to end at the Company’s 2025 annual meeting of shareholders:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Richard E. Holbrook	126,584,066.75	2,283,812.42	543,891.30	24,976,429.00
Deborah C. Jackson	124,809,933.67	4,171,847.90	429,988.90	24,976,429.00
Peter K. Markell	125,787,828.75	3,078,214.48	545,727.24	24,976,429.00
Greg A. Shell	127,872,692.48	933,963.77	605,114.22	24,976,429.00

2. Approval of Charter Amendment. The shareholders approved an amendment (“Amendment”) to the Company's Restated Articles of Organization which declassifies the Board of Directors over a five-year period, such that it will be fully declassified, with all directors standing for annual election at the Company’s 2027 annual meeting of shareholders. The text of the Amendment was disclosed in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) for the Annual Meeting, as previously filed with the Securities and Exchange Commission. 127,568,581.49 shares voted for the proposal; 988,149.43 shares voted against the proposal; and 855,039.56 shares abstained from voting on the proposal. There were 24,976,429 broker non-votes on the proposal.

3. Advisory Vote on Named Executive Officer Compensation. The shareholders approved, on an advisory, non-binding basis, the compensation paid to the named executive officers of the Company, as disclosed in the Proxy Statement. 122,898,123.53 shares voted for the proposal; 4,916,073.42 shares voted against the proposal; and 1,597,573.53 shares abstained from voting on the proposal. There were 24,976,429 broker non-votes on the proposal.

4. Ratification of the Appointment of Ernst & Young LLP. The shareholders ratified the appointment of Ernst & Young LLP by the Audit Committee of the Company’s Board of Directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. 149,199,836.76 shares voted for the proposal; 4,743,981.47 shares voted against the proposal; and 444,381.25 shares abstained from voting on the proposal. There were no broker non-votes on the proposal.

Item 9.01    Financial Statements and Exhibits.
(d)        Exhibits

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EASTERN BANKSHARES, INC.

DATE: May 16, 2022	By:	/s/ James B. Fitzgerald
James B. Fitzgerald
Chief Financial Officer